Exhibit 10.3

SECOND AMENDMENT, JOINDER AND WAIVER

TO REVOLVING CREDIT AND SECURITY AGREEMENT

This Second Amendment, Joinder and Waiver to Revolving Credit and Security Agreement (this “Amendment”) dated as of October 7, 2022 by and among WILLIAMS INDUSTRIAL SERVICES GROUP INC., a Delaware corporation (“Holdings”), WILLIAMS INDUSTRIAL SERVICES GROUP, L.L.C., a Delaware limited liability company (“WISG”), WILLIAMS INDUSTRIAL SERVICES, LLC, a Georgia limited liability company (“WISI”), WILLIAMS SPECIALTY SERVICES, LLC, a Georgia limited liability company (“WSS”), WILLIAMS PLANT SERVICES, LLC, a Georgia limited liability company (“WPS”), WILLIAMS GLOBAL SERVICES, INC., a Georgia corporation (“Global”), CONSTRUCTION & MAINTENANCE PROFESSIONALS, LLC, a Georgia limited liability company (“Construction”, and together with Holdings, WISG, WISI, WSS, WPS and Global, collectively the “Existing Borrowers” and each individually an “Existing Borrower”), WISG ELECTRICAL, LLC, a New York limited liability company (“Joining Borrower”, and together with the Existing Borrowers, collectively the “Borrowers” and each individually a “Borrower”), GLOBAL POWER PROFESSIONAL SERVICES INC. a Delaware corporation (“Power”), GPEG, LLC, a Delaware limited liability company (“GPEG”), STEAM ENTERPRISES LLC, a Delaware limited liability company (“Steam”), WISG CANADA LTD., a limited company formed in the province of British Columbia, Canada (“WISG Canada”), WISG NUCLEAR LTD., a limited company formed in the province of British Columbia, Canada (“WISG Nuclear”), WISG ELECTRICAL LTD., a limited company formed in the province of British Columbia, Canada (“WISG Electrical”, and together with Power, GPEG, Steam, WISG Canada and WISG Nuclear, collectively, the “Guarantors” and together with the Borrowers, collectively, the “Loan Parties” and each individually a “Loan Party”), the financial institutions set forth on the signature pages hereto (collectively, the “Lenders” and each individually a “Lender”) and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as agent for Lenders (PNC, in such capacity, the “Agent”).

BACKGROUND

A.The Existing Borrowers, Guarantors, Agent and Lenders entered into that certain Revolving Credit and Security Agreement dated as of December 16, 2020 (as the same has been and/or may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which Agent and Lenders established certain financing arrangements with the Loan Parties.  Capitalized terms used herein but not specifically defined herein shall have the respective meanings ascribed to them in the Credit Agreement.

B.On August 16, 2022, WISG formed Joining Borrower as its new wholly-owned Subsidiary.

C.An Event of Default has occurred and is continuing under Section 10.5 of the Credit Agreement for failure of the Loan Parties to provide at least thirty (30) days’ prior written notice of the formation of Joining Borrower as required by Section 7.12 of the Credit Agreement (the “Existing Default”).

D.Pursuant to Section 7.12 of the Credit Agreement, any new Subsidiary shall be joined to the Credit Agreement as a Loan Party if required by Agent. Agent requires the Joining Borrower to become a Loan Party on the terms and conditions set forth herein.

E.The Loan Parties have requested that Agent and Lenders (a) waive the Existing Default, and (b) make certain amendments to the Credit Agreement, and Agent and Lenders have agreed to such requests on the terms and conditions set forth herein.

TERMS AND CONDITIONS

NOW, THEREFORE, with the foregoing Background incorporated by reference and made a part hereof and intending to be legally bound, the parties agree as follows:

1.Waiver. Upon the Effective Date (defined below), Agent and Lenders hereby waive the Existing Default, provided, however, that such waiver shall in no way constitute a waiver of any other Defaults or Events of Default which may have occurred but which are not specifically referenced as the “Existing Default,” nor shall this waiver obligate Agent or Lenders to provide any further waiver of any other Default or Event of Default (whether similar or dissimilar). Other than in respect of the Existing Default, this waiver shall not preclude the future exercise of any right, power, or privilege available to Agent or Lenders whether under the Credit Agreement, the Other Documents or otherwise.

2.Joinder.  Upon the Effective Date:

a.Joining Borrower hereby joins in as, assumes and adopts and agrees to bebound by the role, duties, obligations, indebtedness, liabilities, covenants and undertakings of, and becomes, a Borrower under the Credit Agreement and the Other Documents, and Joining Borrower also hereby agrees to comply with all of the terms and conditions of, and covenants and undertakings of the Borrowers under, the Credit Agreement and the Other Documents. All references to a “Borrower” or the “Borrowers” and/or to any “Loan Party” or the “Loan Parties” contained in the Credit Agreement and the Other Documents are hereby deemed for all purposes to also refer to and include Joining Borrower as a Borrower and/or a Loan Party, and Joining Borrower hereby agrees to comply with all terms and conditions of the Credit Agreement and the Other Documents, in each case, applicable to a Loan Party, as if Joining Borrower were an original signatory thereto.

b.Without limiting the generality of the above Section 2(a), Joining Borrower hereby becomes liable as a Borrower on a joint and several basis, along with all other Borrowers, for all Advances made by Lenders under the Credit Agreement and the Other Documents and all other Obligations under the Credit Agreement and the Other Documents.

c.To secure the prompt payment and performance to Agent and Lenders (and each other holder of any Obligations) of the Obligations:

i.Joining Borrower hereby assigns, pledges and grants to Agent for its benefit and for the ratable benefit of each Lender and each other Secured Party, a continuing security interest in and to and Lien on all of its Collateral, whether now owned or existing or hereafter created, acquired or arising and wheresoever located; and

ii.Schedule I to the Pledge Agreement is hereby amended and restated with the Schedule I set forth on Annex A to this Amendment, and, in accordance with and as more fully described in the Pledge Agreement, WISG hereby grants to Agent, for the ratable benefit of Agent and Lenders and all other holders of the Obligations, a continuing Lien on and security interest in all of the Pledged Collateral (as defined in the Pledge Agreement) issued to it by Joining Borrower.

3.Amendments to Credit Agreement.  Upon the Effective Date:

a.The following definition is added to Section 1.1 of the Credit Agreement in its correct alphabetical order:

“Second Amendment Effective Date” shall mean October 6, 2022.

b.The words “Closing Date” set forth in Sections 4.4(b), 4.8(j), 5.1 (solely with respect to Joining Borrower), 5.18 (solely with respect to the Joining Borrower), 5.21 and 5.23 of the Credit Agreement are hereby replaced with the words “Second Amendment Effective Date”.

c.Section 6.16(e) of the Credit Agreement shall be amended and restated as follows:

(e)On and after the Closing Date, continue to use commercially reasonable efforts to complete the dissolution of Braden and Braden Mexico and within three (3) Business Days of such dissolution provide evidence to Agent that Braden and Braden Mexico have been dissolved.

d.The schedules to the Credit Agreement shall be amended and restated as set forth on Annex B to this Amendment, which such amended and restated schedules shall include updated information with respect to each Existing Borrower and Guarantors and information with respect to Joining Borrower, in each case after giving effect to this Amendment on any such applicable schedule.

4.Effectiveness Conditions. This Amendment shall become effective on the first date that all of the following conditions have been fully satisfied by the Loan Parties in form and substance reasonably satisfactory to Agent or waived by Agent in writing (such date, the “Effective Date”):

a.Execution and delivery of this Amendment by each party hereto;

b.Agent shall have received an Amended and Restated Revolving Credit Note in the amount of $30,000,000, executed by Borrowers in favor of PNC;

c.Agent shall have received an Amended and Restated Swing Loan Note in the amount of $3,000,000, executed by Borrowers in favor of PNC;

d.Agent shall have received final executed copies of the joinder to the EICF/CION Term Loan Documents (the “EICF/CION Term Loan Amendment”);

e.Agent shall have received a certificate of the Secretary or Assistant Secretary (or other equivalent officer or manager) of Joining Borrower, dated as of the Effective Date which shall certify (i) copies of resolutions of the board of directors (or other equivalent governing body or member) of Joining Borrower authorizing (x) the execution, delivery and performance of this Amendment, the Credit Agreement and the Other Documents to which Joining Borrower is a party (including authorization of the incurrence of Indebtedness, borrowing of Advances and requesting of Letters of Credit on a joint and several basis with all Loan Parties as provided for herein and in the Credit Agreement), and (y) the granting by Joining Borrower of the Liens upon the Collateral to secure all of the joint and several Obligations of the Loan Parties (and such certificate shall state that such resolutions have not been amended, modified, revoked or rescinded as of the date of such certificate), (ii) the incumbency and signature of the officers of Joining Borrower authorized to execute this Amendment and the Other Documents, (iii) copies of the Organizational Documents of Joining Borrower as in effect on such date, complete with all amendments thereto, and (iv) the good standing (or equivalent status) of Joining Borrower in its jurisdiction of organization and each applicable jurisdiction where the conduct of Joining Borrower’s business activities or the ownership of its properties necessitates qualification and where the failure to so qualify could reasonably be expected to have a Material Adverse Effect on Joining Borrower, as evidenced by good standing certificates (or the equivalent thereof issued by any applicable jurisdiction) dated not more than thirty (30) days prior to the Effective Date, issued by the Secretary of State or other appropriate official of each such jurisdiction;

f.Agent shall have received the executed legal opinion of Thompson Hine LLP which shall cover such matters incident to this Amendment as Agent may reasonably require and each Loan Party hereby authorizes and directs such counsel to deliver such opinions to Agent and Lenders;

g.Since December 31, 2021, there shall not have occurred any Material Adverse Effect; and

h.Other than the Existing Default, no Event of Default shall have occurred or be continuing.

5.Conditions Subsequent.  Within thirty (30) days after the Effective Date (or such later date as Agent shall agree to in its reasonable discretion), Agent shall have received (i) evidence that adequate insurance, including without limitation, casualty and liability insurance, required to be maintained under the Credit Agreement is in full force and effect with respect to Joining Borrower, and (ii) insurance certificates issued by the Loan Parties’ insurance broker containing such information regarding Joining Borrower’s casualty and liability insurance policies naming Agent as an additional insured and lenders loss payee, as applicable.

6.Representations, Warranties and Reaffirmation.  Each Loan Party hereby:

a.reaffirms all representations and warranties made to Agent and Lenders under the Credit Agreement and all of the Other Documents and confirms that, after giving effect to this Amendment, all such representations and warranties are true and correct in all material respects as of the date hereof (except to the extent any such representations and warranties specifically relate to a specific date, in which case such representations and warranties were true and correct in all material respects on and as of such other specific date);

b.reaffirms all of the covenants contained in the Credit Agreement and all of the Other Documents;

c.represents and warrants to the Agent and the Lenders that, other than the Existing Default, no Default or Event of Default has occurred and is continuing under the Credit Agreement or any of the Other Documents or would exist after giving effect to this Amendment, the EICF/CION Term Loan Amendment and the transactions contemplated hereby and thereby;

d.represents and warrants that such Loan Party has the requisite authority and legal right to execute, deliver and perform its obligations under this Amendment and the other documents to be executed by it in connection herewith (this Amendment and such other documents, collectively, the “Amendment Documents”), that such actions were duly authorized by all necessary limited liability company or corporate action of such Loan Party, as applicable, and that the officers executing the Amendment Documents on such Loan Party’s behalf were similarly authorized and empowered, and that the Amendment Documents do not contravene any provisions of such Loan Party’s certificate of incorporation or formation, operating agreement, bylaws, or other formation documents, as applicable, or of any Material Contract to which it is a party or by which any of its properties are bound; and

e.represents and warrants that each Amendment Document is valid, binding and enforceable in accordance with their respective terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally.

7.Payment of Expenses.  The Loan Parties shall pay or reimburse Agent and Lenders for its/their reasonable out-of-pocket attorneys’ fees and expenses in connection with the preparation, negotiation and execution of this Amendment in accordance with Section 16.9 of the Credit Agreement.

8.Reaffirmation of Credit Agreement.  Except as modified by the terms hereof, all of the terms and conditions of the Credit Agreement and all of the Other Documents (i) are hereby reaffirmed and (ii) shall continue in full force and effect as therein written.

9.Miscellaneous.

a.Third Party Rights.  No rights are intended to be created hereunder for the benefit of any third party donee, creditor, or incidental beneficiary.

b.Other Document.  This Amendment is an “Other Document” as defined in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Other Documents shall apply hereto.

c.Captions.  The captions at various places in this Amendment are intended for convenience only and do not constitute and shall not be interpreted as part of this Amendment.

d.Governing Law.  This Amendment and all matters relating hereto or arising herefrom (whether arising under contract law, tort law or otherwise) shall be governed by and construed in accordance with the laws of the State of New York.

e.Severability.  If any part of this Amendment is contrary to, prohibited by, or deemed invalid under Applicable Laws, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

f.Counterparts.  This Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement.  Any signature delivered by a party by facsimile or electronic transmission (including email transmission of a PDF image) shall be deemed to be an original signature hereto.

g.Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and its respective successors and assigns.

h.Modifications. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties has signed this Amendment as of the day and year first above written.

EXISTING BORROWERS:	WILLIAMS INDUSTRIAL SERVICES GROUP INC.

By:
	Name:	Charles E. Wheelock
	Title:	Senior Vice President

WILLIAMS INDUSTRIAL SERVICES GROUP, L.L.C.

WILLIAMS GLOBAL SERVICES, INC.

CONSTRUCTION & MAINTENANCE PROFESSIONALS, LLC

By:
	Name:	Charles E. Wheelock
	Title:	Secretary

WILLIAMS INDUSTRIAL SERVICES, LLC

WILLIAMS SPECIALTY SERVICES, LLC

WILLIAMS PLANT SERVICES, LLC

By:
	Name:	Charles E. Wheelock
	Title:	Assistant Secretary

JOINING BORROWER:	WISG ELECTRICAL, LLC

By:
	Name:	Charles E. Wheelock
	Title:	Secretary

Signature Page to Second Amendment, Joinder and Waiver
to Revolving Credit and Security Agreement

GUARANTORS:	WISG CANADA LTD.

By:
	Name:	Charles E. Wheelock
	Title:	Secretary

WISG NUCLEAR LTD.

WISG ELECTRICAL LTD.

By:
	Name:	Damien A. Vassall
	Title:	Chief Financial Officer

GLOBAL POWER PROFESSIONAL SERVICES INC.

STEAM ENTERPRISES LLC

By:
	Name:	Charles E. Wheelock
	Title:	President

GPEG, LLC

By:
	Name:	Charles E. Wheelock
	Title:	Vice President

Signature Page to Second Amendment, Joinder and Waiver
to Revolving Credit and Security Agreement

GUARANTORS:	WISG CANADA LTD.

By:
	Name:	Charles E. Wheelock
	Title:	Secretary

WISG NUCLEAR LTD.

WISG ELECTRICAL LTD.

By:
	Name:	Damien A. Vassall
	Title:	Chief Financial Officer

GLOBAL POWER PROFESSIONAL SERVICES INC.

STEAM ENTERPRISES LLC

By:
	Name:	Charles E. Wheelock
	Title:	President

GPEG, LLC

By:
	Name:	Charles E. Wheelock
	Title:	Vice President

Signature Page to Second Amendment, Joinder and Waiver
to Revolving Credit and Security Agreement

AGENT AND LENDER:	PNC BANK, NATIONAL ASSOCIATION

By:
	Name:	Ryan Begley
	Title:	Vice President

Signature Page to Second Amendment, Joinder and Waiver
to Revolving Credit and Security Agreement